UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2026

Silence Therapeutics plc

(Exact name of Registrant as Specified in Its Charter)

England and Wales	001-39487	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 Hammersmith Grove London United Kingdom	W6 7AP
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: +44 20 3457 6900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing three ordinary shares, nominal value £0.05 per share	SLN	The Nasdaq Stock Market LLC
Ordinary share, nominal value £0.05 per share*	*	The Nasdaq Stock Market LLC

*	Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Transaction Agreement

On October 18, 2026, Silence Therapeutics plc, a public limited company incorporated in England and Wales (the “Company”), entered into a transaction agreement (the “Transaction Agreement”) with Merck KGaA, Darmstadt, Germany, a German corporation with general partners (“Purchaser”).

The Transaction Agreement provides, among other things, that, subject to the satisfaction or waiver of the conditions set forth therein, Purchaser (or, in the case of the American Depositary Shares of the Company (each a “Company ADS”), Purchaser’s nominee, in accordance with the Transaction Agreement) will acquire the entire issued and to be issued share capital of the Company pursuant to a scheme of arrangement under Part 26 of the U.K. Companies Act 2006 (the “Scheme of Arrangement” and such acquisition, the “Transaction”).

Under the Transaction Agreement, at the effective time of the Scheme of Arrangement (the “Effective Time”), all ordinary shares, nominal value £0.05 per share (“Company Ordinary Shares”), issued and outstanding as of the Effective Time will be transferred to Purchaser, and the holders of Company Ordinary Shares will have the right to receive, for each such share, $6.6667 in cash (the “Per Share Consideration”), without interest on the terms and subject to the conditions set forth in the Transaction Agreement and the Scheme of Arrangement, including as to rounding of fractional entitlements. Because each Company ADS represents a beneficial ownership interest in three (3) Company Ordinary Shares, immediately following the Effective Time and as an indirect consequence of the Scheme of Arrangement, holders of Company ADSs shall cease to have any rights with respect to the Company ADSs and will be entitled to receive, for each Company ADS, $20.00 in cash (the “Per ADS Consideration”), without interest and subject to the conditions set forth in the Transaction Agreement, the Scheme of Arrangement and the deposit agreement governing the Company ADSs, including as to rounding of fractional entitlements, being an amount equal to three times the Per Share Consideration. The Transaction and the Scheme of Arrangement have been recommended by the board of directors of the Company.

Conditions to the Transaction

The respective obligations of the Company and Purchaser to consummate the Transaction are subject to the satisfaction or waiver of a number of customary conditions, including: (1) approval by the Company’s shareholders of the Scheme of Arrangement by a majority in number representing not less than three-fourths (75%) in value of the members or class of members (as the case may be) present and voting either in person or by proxy at the Scheme Meeting (as defined in the Transaction Agreement) and the passing of the special resolution to amend the Company’s organizational documents and other related matters by members representing not less than three-fourths (75%) of the total voting rights of eligible members present and voting either in person or by proxy at the Company GM (as defined in the Transaction Agreement) (the “Company Shareholder Approvals”); (2) the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the approval or deemed approval under the antitrust laws of the Federal Republic of Germany; (3) compliance by the other party in all material respects with such other party’s obligations under the Transaction Agreement; (4) accuracy of the other party’s representations and warranties, subject to certain materiality standards set forth in the Transaction Agreement; (5) sanction of the Scheme of Arrangement by the High Court of Justice of England and Wales (the “Court”); (6) the absence of any law or order prohibiting consummation of the Transaction; (7) delivery of certain customary closing documents by the other party; and (8) the absence of a Company material adverse effect. The consummation of the Transaction is not subject to any financing condition.

Representations and Warranties; Covenants

The Transaction Agreement contains customary representations and warranties given by the Company and Purchaser. The Transaction Agreement also contains customary pre-closing covenants, including the obligation of the Company to conduct its business in the ordinary course of business and covenants by each of the parties to refrain from taking specified actions without the consent of the other party. The parties have agreed to use their respective reasonable best efforts to complete the Transaction as promptly as reasonably practicable, including in obtaining each third party consent or regulatory approval necessary, proper or advisable to complete the Transaction. The Transaction Agreement also provides that, during the period from the date of the Transaction Agreement until the Effective Time, the Company is subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties, to provide information to third parties, to engage in discussions with third parties regarding alternative acquisition proposals or to change the recommendation of the Company’s board in favor of the Transaction, subject to customary exceptions.

Treatment of Equity Awards

Under the Transaction Agreement, at the Effective Time, each Company Other Share Option (as defined in the Transaction Agreement) (i.e., each Company Share Option other than a Company Exercised CSOP Option (each as defined in the Transaction Agreement)) that is outstanding and unexercised, whether vested or unvested, will be deemed fully vested and will be canceled and converted into the right to receive an all-cash payment equal to the product of (i) the aggregate number of Company ADSs underlying such option and (ii) the excess, if any, of the Per ADS Consideration over the per Company ADS exercise price of such option, subject, in the case of certain options, to the holder executing a cancellation agreement. For the avoidance of doubt, no amount will be payable in respect of any Company Other Share Option where such excess is zero. Prior to Closing, the Company will make arrangements for each Company CSOP Option (as defined in the Transaction Agreement) (i.e., each Company Share Option intended to qualify as a “company share option” under Schedule 4 to the Income Tax (Earnings and Pensions) Act 2003) that is outstanding and unexercised, whether vested or unvested, to be deemed fully vested and exercised by the holder, conditional upon, and effective as of immediately prior to, the Court’s sanction of the Scheme of Arrangement, with the holder becoming a Scheme Shareholder (as defined in the Transaction Agreement) in respect of the Company ADSs acquired on exercise and the aggregate exercise price and any applicable withholding taxes to be satisfied by retention from the resulting Per ADS Consideration otherwise payable to such holder.

Termination and Termination Fees

The Transaction Agreement contains certain customary termination rights, including, among others, if (1) the Transaction is not completed on or before 11:59 p.m. London time on April 30, 2027 (the “End Date”), subject to extension if the Scheme of Arrangement has not been sanctioned by the Court less than five business days before such date, then the end date will be automatically extended by five business days, (2) a governmental authority of competent jurisdiction has issued a final non-appealable governmental order prohibiting the Transaction, (3) the Company’s shareholders do not provide the requisite approvals for the Transaction at the applicable shareholder meetings or (4) the Court declines or refuses to sanction the Scheme of Arrangement and any associated appeal is unsuccessful.

In addition, Purchaser may terminate the Transaction Agreement in certain circumstances, including if (a) the Company’s board has changed or failed to reaffirm its recommendation in favor of the Transaction, or (b) an uncured breach by the Company of its representations, warranties or covenants that would cause a closing condition not to be satisfied. The Company may terminate the Transaction Agreement in certain circumstances, including (x) following an uncured breach by Purchaser of its representations, warranties or covenants that would cause a closing condition not to be satisfied or (y) prior to the time at which the Company Shareholder Approvals have been obtained , in order to enter into a definitive agreement providing for a “superior proposal.”

Under the Transaction Agreement, the Company will be required to make a cash payment to Purchaser equal to $13 million (the “Termination Fee”) if the Transaction Agreement is terminated in certain circumstances, including (1) in the circumstances described in clause (a) in the preceding paragraph; or (2) if the Company terminates the Transaction Agreement in order to accept a superior proposal, or (3)(a) if the Transaction Agreement is terminated in the circumstances described in clause (b) of the preceding paragraph or because of the failure of the closing to occur by the End Date or to obtain the Company Shareholder Approvals, (b) a bona fide alternative acquisition proposal or acquisition inquiry has been publicly announced and not publicly withdrawn without qualification at least five business days prior to the Company shareholder meetings, and (c) within 12 months from termination, (1) the Company enters into a definitive agreement with respect to an alternative transaction and such transaction is subsequently consummated (regardless of whether such consummation is within such 12 month period) or (2) the Company consummates an alternative transaction.

Additional Information

The foregoing description of the Transaction, the Scheme of Arrangement and the Transaction Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transaction Agreement (including the Form of Scheme of Arrangement attached thereto), which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference. A copy of the Transaction Agreement has been included to provide investors with information regarding its terms and is not intended to provide any factual information about the Company or Purchaser.

The Transaction Agreement contains representations, warranties, covenants and agreements, which were made only for purposes of such agreement and as of specified dates. The representations and warranties in the Transaction Agreement reflect negotiations between the parties to the Transaction Agreement and are not intended as statements of fact to be relied upon by the Company’s or Purchaser’s securityholders or any other person. In particular, the representations, warranties, covenants and agreements in the Transaction Agreement may be subject to limitations agreed by the parties, including having been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Transaction Agreement, and having been made for purposes of allocating risk among the parties rather than establishing matters of fact. In addition, the parties may apply standards of materiality in a way that is different from what may be viewed as material by investors. As such, the representations and warranties in the Transaction Agreement may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Transaction Agreement, and unless required by applicable law, the Company undertakes no obligation to update such information.

Voting and Support Agreements

In connection with the execution of the Transaction Agreement, certain securityholders of the Company holding approximately 14% of the Company’s voting power have entered into voting and transaction support agreements with Purchaser (collectively, the “Voting and Support Agreements”).

Pursuant to the Voting and Support Agreements, the relevant securityholders of the Company have agreed, among other things, to: (i) vote their beneficially owned voting securities of the Company in favor of the transactions contemplated by the Transaction Agreement, including any matter necessary for the consummation of the Transaction; and (ii) comply with certain restrictions on the disposition of such securities, in each case subject to the terms and conditions contained therein.

The Voting and Support Agreements will terminate upon the earliest to occur of: (1) as to the securityholder that is party to a Voting and Support Agreement, the Effective Time; (2) the termination of the Transaction Agreement pursuant to and in compliance with its terms; (3) as to the securityholder that is party to a Voting and Support Agreement, any amendment to the Transaction Agreement without such securityholder’s prior written consent that (a) decreases the amount, or changes the form, of consideration or (b) imposes any additional conditions on the consummation of the transactions contemplated by a Transaction Agreement or the payment of consideration to the Company’s securityholders, or (4) as to the securityholder that is party to a Voting and Support Agreements, the written agreement of Purchaser and the securityholder.

The description of the Voting and Support Agreements contained in this report does not purport to be complete and is qualified in its entirety by reference to the full form of Voting and Support Agreement, which is attached as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

Press Release

On October 19, 2026, the Company issued a press release announcing its entry into the Transaction Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

2.1*	Transaction Agreement, dated as of October 18, 2026, by and between Company and Purchaser.

10.1*	Form of Voting and Support Agreement, by and between Purchaser and the Securityholder signatory thereto.

99.1	Press Release, dated October 19, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the U.S. Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.

* * *

Additional Information and Where to Find It

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed acquisition of the Company by Purchaser pursuant to the Transaction Agreement. In connection with the proposed transaction, the Company intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). The Company may also file other relevant documents with the SEC regarding the proposed transaction. The definitive proxy statement (if and when available) (the “Proxy Statement”) will be mailed to shareholders of the Company. INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE PROXY STATEMENT (WHICH WILL INCLUDE AN EXPLANATORY STATEMENT IN RESPECT OF THE SCHEME OF ARRANGEMENT OF THE COMPANY, IN ACCORDANCE WITH THE REQUIREMENTS OF THE U.K. COMPANIES ACT 2006) AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and securityholders will be able to obtain free copies of the Proxy Statement (if and when available) and other documents containing important information about the Company and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the investor relations section of the Company’s website (https://silence-therapeutics.com/).

Participants in the Solicitation

The Company and its directors and certain of its executive officers and other employees may be deemed to be participants in the solicitation of proxies from the Company’s securityholders in connection with the proposed transaction. Information about the Company’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, can be found under the captions “Security Ownership of Certain Beneficial Owners and Management,” “Executive Compensation,” and “Non-Executive Director Remuneration” contained in the Company’s proxy statement on Schedule 14A for the Company 2026 Annual General Meeting filed with the SEC on April 29, 2026. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the applicable “as of” date described in its 2026 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC, including the Forms 4 filed by Mr. Griffiths on July 7, 2026 and August 13, 2026, respectively. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Company’s securityholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement when it is filed with the SEC. These filings, when available, may be obtained free of charge on the investor relations section of the Company’s website (https://silence-therapeutics.com/) or on the SEC’s website (https://www.sec.gov).

No Offer or Solicitation

This Current Report on Form 8-K is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of federal securities laws regarding the Company, including, but not limited to, statements related to the proposed acquisition of the Company by Purchaser and the anticipated timing, results and benefits thereof, the timing of the filing of the Proxy Statement in connection with the proposed acquisition, the ability to obtain shareholder approval, and other statements that are not historical facts. These forward-looking statements can generally be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond the Company’s control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: (i) Purchaser’s and the Company’s ability to complete the transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary regulatory and shareholder approvals, the sanction of the High Court of Justice of England and Wales and satisfaction of other closing conditions to consummate the acquisition; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction and the possibility that competing acquisition proposals will be made; (iii) risks related to diverting the attention of the Company’s management from ongoing business operations; (iv) significant transaction costs and/or unknown or inestimable liabilities; (vi) the risk of shareholder or other litigation in connection with the proposed transaction, including resulting expense or delay; (vi) pharmaceutical product development and the uncertainty of clinical success; (vii) the regulatory approval process, including the risks that the Company may be unable to submit anticipated regulatory filings on the timeframe anticipated, or at all, or that the Company may be unable to obtain regulatory approvals of any of its product candidates in a timely manner or at all; (ix) disruption from the proposed acquisition, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; (ix) costs and expenses related to the proposed acquisition; (xi) effects relating to the announcement of the acquisition or any further announcements or the consummation of the acquisition on the market price of the Company’s American depositary shares or ordinary shares; (x) regulatory initiatives and changes in tax laws; (xii) market volatility; and (xii) other risks and uncertainties affecting the Company, including those described from time to time under the caption “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, the Proxy Statement and other filings made by the Company from time to time with the SEC. These filings, when available, will be available on the investor relations section of the Company’s website (https://silence-therapeutics.com/) or on the SEC’s website (https://www.sec.gov). The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILENCE THERAPEUTICS PLC

By:	/s/ Iain Ross
Name:	Iain Ross
Title:	Interim Principal Executive Officer and Chairman of the Board of Directors
(Principal Executive Officer)

Date: October 19, 2026